                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 29, 2001


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001, providing for the issuance of Mortgage Pass-Through Certificates, Series 2001-9)

                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                            333-35026-20                             74-2440850
       ------------------------                      ------------                         ------------------
     (State or Other Jurisdiction                     (Commission                          (I.R.S. Employer
           Of Incorporation)                          File Number)                        Identification No.)



           200 Vesey Street
          New York, New York                                                                     10285
         --------------------                                                                  ----------
    (Address of Principal Executive                                                            (Zip Code)
               Offices)


         Registrant's telephone number, including area code:  (212) 526-5594

                                    No Change
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Item 5. Other Events
                  ------------

         The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-9 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $934,206,424 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 2-A6, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-AP, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-AP, Class 4-AX, Class 5-A1, Class 5-AP, Class 5-AX, Class 6-A1, Class 6-A2, Class 6-A3, Class 6-A5, Class 6-A6, Class 6-AP, Class 6-AX, Class A4, Class B1, Class B2 and Class B3 of its Mortgage Pass-Through Certificates, Series 2001-9 on June 29, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 27, 2001, as supplemented by the Prospectus Supplement dated June 28, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2001, among Structured Asset Securities Corporation, as depositor, Bank One, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator, and Aurora Loan Services Inc. as master servicer. The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 2-A6, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-AP, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-AP, Class 4-AX, Class 5-A1, Class 5-AP, Class 5-AX, Class 6-A1, Class 6-A2, Class 6-A3, Class 6-A5, Class 6-A6, Class 6-AP, Class 6-AX, Class A4, Class B1, Class B2, Class B3, Class B4 Class B5, Class B6 and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $940,806,051 as of June 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Terms Agreement, dated June 28, 2001, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Inc., as the underwriter.

         4.1 Trust Agreement, dated as of June 1, 2001, between Structured Asset Securities Corporation, as depositor, Bank One, National Association, as trustee, Wells Fargo Bank Minnesota, National Association as securities administrator, and Aurora Loan Services Inc., as master servicer.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

         99.2 Certificate of Guaranty Insurance Policy Number 35659 for $54,000,000 aggregate principal amount Class A4 Certificates.

         99.3 Certificate Guaranty Insurance Policy Number 35660 for $10,067,000 aggregate principal amount Class 3-A5 Certificates.

         99.4 Insurance Agreement, dated as of June 1, 2001 among, MBIA Insurance Corporation, as insurer, Lehman Capital, as seller, Structured Asset Securities Corporation, as depositor, and Bank One, National Association, as trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES
                                         CORPORATION



                                       By: /s/Ellen Kiernan
                                           --------------------------------
                                           Name:  Ellen Kiernan
                                           Title: Vice President



Dated:  June 29, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                          Description                     Page No.
-----------                          -----------                     --------
            1.1 Terms Agreement, dated June 28, 2001, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Inc., as the underwriter.

            4.1 Trust Agreement, dated as of June 1, 2001, between Structured Asset Securities Corporation, as depositor, Bank One, National Association, as trustee, Wells Fargo Bank Minnesota, National Association as securities administrator, and Aurora Loan Services Inc., as master servicer.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

            99.2 Certificate of Guaranty Insurance Policy Number 35659 for $54,000,000 aggregate principal amount Class A4 Certificates.

            99.3 Certificate Guaranty Insurance Policy Number 35660 for $10,067,000 aggregate principal amount Class 3-A5 Certificates.

            99.4 Insurance Agreement, dated as of June 1, 2001 among, MBIA Insurance Corporation, as insurer, Lehman Capital, as seller, Structured Asset Securities Corporation, as depositor, and Bank One, National Association, as trustee.